Exhibit 10.39

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Master Services Agreement

This Master Services Agreement and the Annexes attached hereto (collectively, the “MSA”) is made and entered into as of the date of last signature (“Effective Date”) by and between Thermo Fisher Scientific Inc. ("Thermo Fisher"), a Delaware Corporation having its principal place of business at 168 Third Avenue, Waltham, Massachusetts, and Arcturus Therapeutics, Inc. ("Arcturus"), with its principal place of business at 10285 Science Center Drive, San Diego, California 92121. Each a “Party” and together the “Parties”.

Background

A. Arcturus is engaged in the development, manufacture, distribution, or sale of developmental pharmaceutical products.

B. Thermo Fisher itself and through certain of its Affiliates serve as a contract research organization (“CRO”) and contract development and manufacturing organization (“CDMO”) engaged in the business of supporting clinical research and development programs, to include phase I-IV, peri and post approval, laboratory, patient recruitment and site management organization, functional service provider and medical communication services (“CRO Services”), and providing clinical drug development services to include non-GMP and GMP drug substance and drug product manufacturing and clinical trial packaging and distribution services (“CDMO Services”).

C. Arcturus or its Affiliate may wish to engage Thermo Fisher to perform certain CRO Services or CDMO Services from time to time (each, a “Project”) as described in project addendums mutually agreed from time to time (each, a “PA” or “Project Addendum”).

Agreement

For good and valuable consideration contained herein, the exchange, receipt and sufficiency of which are acknowledged, the Parties agree as follows:

1. Services

1.1 Services. Thermo Fisher or its Affiliate agrees to provide services identified and described in a PA executed and delivered from time to time by each of the Parties or its respective Affiliate (“Services”). Services may include either “CRO Services”, all of which are subject to the terms and conditions set forth in Annex 1 (but not Annex 2) and further defined in a PA, or CDMO Services, all of which are subject to the terms and conditions set forth in Annex 2 (but not Annex 1) and further defined in a PA. [***].

The Thermo Fisher Affiliate executing the PA is only responsible for Services specified in a PA that has been executed and delivered by Arcturus and the Thermo Fisher Affiliate. Certain of the PAs may also be subject to a quality assurance agreement (“Quality Agreement”).

1.2. Annex 3 [***]. [***].

The Parties acknowledge that Annex 3 includes definitions that may also appear in this MSA. To the extent a defined term appears in both this MSA and Annex 3, the definition set forth in Annex 3 shall apply and be included in any applicable Project Addendum related to the Services set forth in Annex 3, provided that such definition is more specific or detailed.

1.3 Annex 4 Future Commitments. Arcturus and the applicable Thermo Fisher Affiliate agree to negotiate and execute the following: (a) one or more PAs for CDMO Services and/or CRO Services and (b) a Commercial Supply Agreement and a PA, in each case, as described in and in accordance with the timelines set forth in Annex 4 or as otherwise mutually agreed by

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Exhibit 10.39

Arcturus and the Thermo Fisher Affiliate. Upon execution by both Parties, such PA or Commercial Supply Agreement or Quality Agreement will be incorporated by reference into this MSA.

1.4. Conflicts Among Terms. To the extent there is any conflict anywhere in this Agreement regarding the terms applicable to any of the Services to be performed under a PA, such conflict will be resolved in the following order of precedence with decreasing priority: a) the PA, b) the MSA, and c) the Quality Agreement applicable to a PA solely for matters involving quality control or documentation. To the extent that any provision of this MSA specifies any terms applicable to any of the Services in more detail than another provision of this MSA (but does not conflict with such other provision), then the more detailed provision will control (to the extent not in conflict). The Side Agreement provided in Annex 3 is subject to, and governed by, the MSA. In the event of any conflict between the terms of this Side Agreement and the MSA, the terms of this Side Agreement shall control with respect to the subject matter therein.

1.5. Affiliates. Any Thermo Fisher Affiliate may enter into a PA. Any such Thermo Fisher Affiliate signing a PA shall be subject to the terms of the applicable PA and all other terms of this MSA and/or Quality Agreement as applicable to that PA. If a Thermo Fisher Affiliate enters into a PA, in its own name, any liability will be solely with such Thermo Fisher Affiliate. Arcturus is solely liable for its acts and omissions under the terms of the applicable PA. For the purpose of this MSA: “Affiliate” shall mean any entity that controls, is controlled by or is under common control with a Party, and, as used in such definition, “control” shall mean (a) to possess, directly or indirectly, the power to direct the management or policies of an entity, or (b) to own, directly or indirectly, more than 50% of the outstanding voting securities or other ownership interest of the entity. References to the applicable Thermo Fisher Affiliate in connection with the performance of Services, the execution of a Project Addendum, or any rights and obligations arising or relating to a particular Project Addendum set forth herein shall be deemed to refer to the Thermo Affiliate who is party to the applicable Project Addendum.

1.6. Performance Standards. The Thermo Fisher Affiliate will perform the Services for each Project in accordance with (to the extent applicable): [***] the “Performance Standards”).

2. Compensation and Payment

2.1. Charges. Arcturus shall pay the Thermo Fisher Affiliate party to the PA the fees for Services performed under the PA (“Fees”) and for the out-of-pocket and/or pass-through expenses incurred in connection with performing the Services including any investigator fees and handling fees, as applicable (collectively, the “Costs”), in each case, that are chargeable to or reimbursable by Arcturus in accordance with the terms of the PA and any payment schedule therein. [***].

2.2. Invoicing. Upon the PA Effective Date for a PA, the Thermo Fisher Affiliate shall invoice Arcturus for any agreed upon [***] that are specified in the PA (if any) to be invoiced based upon such PA Effective Date and before any Services begin [***]the Thermo Fisher Affiliate will invoice Arcturus in arrears against the [***] , and Arcturus will be responsible for the prior agreed upon actual amounts incurred. Unless otherwise stated in a PA, where the Thermo Fisher Affiliate incurs [***] based on exchange rates as published by a reputable third-party source and in a manner consistent with the accounting principles, [***] , applicable to the Thermo Fisher Affiliate as consistently applied for all services similar to the Services. The Thermo Fisher Affiliate will not invoice any items that aren’t set forth in a PA unless Arcturus has previously approved in writing. All invoices shall be sent to accountspayable@arcturusrx.com.

2.3. Payment Terms. [***].

2.4. Changes in Scope. [***]

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Exhibit 10.39

2.5. Taxes and Duties.

2.5.1. [***].

2.5.2. [***].

2.5.3. [***].

2.6. Right of Set-Off. The Thermo Fisher Affiliate reserves the right to set off any amounts due by Arcturus under this MSA against any amounts owed by Arcturus.

3. Outbound Shipment/Title

3.1. Any outbound delivery by or on behalf of a Thermo Fisher Affiliate to or for Arcturus in connection with any Services will be subject to shipping terms FCA (Incoterms 2020) from the Thermo Fisher Affiliate facility for the Services, unless otherwise mutually agreed in writing or specified in a PA. Arcturus is responsible for insuring shipments. Arcturus is responsible for being the exporter of record and will comply with all applicable laws and obtain any required licenses and authorizations necessary for export or import (unless otherwise agreed in writing) and will otherwise comply with all applicable laws and pay any applicable export or import fees, and Duties.

3.2. If a PA specifies that the Thermo Fisher Affiliate shall coordinate the collection of materials or products of, from or on behalf of Arcturus using Thermo Fisher’s selected carriers, then the Thermo Fisher Affiliate will do so as an agent of Arcturus and at the Arcturus Party’s sole risk and expense. In addition to the terms in this MSA and the PA, Arcturus: (i) will pay all freight charges per the PA, and be responsible for all final freight charges based on actual shipping characteristics and all charges not contemplated in the PA (including accessorial services such as detention and demurrage); (ii) approves Thermo Fisher Affiliate’s selection of transportation mode and carrier; (iii) allows Thermo Fisher Affiliate to coordinate customs clearance up to, and including, paying duties and taxes on behalf of Arcturus; (iv) agrees that the shipment is subject to the selected carrier’s waybill terms, and (v) any claims for loss, damage, or delay must be made directly against the carrier, which may limit its liability. The Thermo Fisher Affiliate is not considered a freight forwarder or carrier in providing these Services.

3.3 Upon any Thermo Fisher Affiliate’s release pursuant to the applicable Quality Agreement of any deliverable, title to the deliverable will transfer to Arcturus. Arcturus will bear the risk of loss and will be obligated to insure the deliverable at all times.

4. Obligations of the Parties.

4.1. Arcturus Obligations.

4.1.1. Information, Materials and Actions. Arcturus will provide accurate and up to date information and Arcturus Supplied Materials (as defined below) (including essential documents as defined in the ICH-GCP Guideline) and drug product, if applicable. Arcturus shall take any such other actions necessary for the Thermo Fisher Affiliate to provide the subject Services, in each case as specified in the PA. Arcturus will, and will cause its respective agents, employees and contractors to take action and execute documents, as appropriate, to perform the Services or regulatory obligations delegated to a Thermo Fisher Affiliate under a PA or achieve the objectives of this MSA.

4.1.2. “Arcturus Supplied Materials” means any materials designated as such in a PA, which are those materials expected to be purchased or delivered by Arcturus to Thermo Fisher in accordance with the schedule or other terms of the PA.

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Exhibit 10.39

4.1.3. Approvals. To the extent that any PA specifies that any of the Services require the consent or approval of Arcturus, Arcturus will not unreasonably withhold or delay such consent or approval.

4.1.4.Dependency. Arcturus acknowledges that the Thermo Fisher Affiliate’s performance of the Services is dependent on Arcturus’ cooperation and that the Thermo Fisher Affiliate to a PA shall not be responsible for any delays in its performance of Services under a PA to the extent caused by the failure of Arcturus to timely provide necessary approvals, consents, information or materials specified in the PA to be provided by Arcturus. If any such delay caused by Arcturus occurs, the Project timelines affected may be revised to reasonably account for such delay.

4.1.5. Cancellations. [***].

4.1.6. Legal Compliance. Arcturus shall comply with all applicable laws, rules and regulations governing the performance of its obligations and the subject matter of this MSA.

4.1.7. Importer of Record. Arcturus shall be Importer of Record unless expressly agreed otherwise in a PA.

4.1.8. Deliveries of Arcturus Supplied Materials. Subject to Section 3.2, all shipments of Arcturus Supplied Materials will be made DDP (Incoterms 2020) to the Service Provider facility for receipt thereof specified in the applicable PA. Each such shipment must be delivered in accordance with applicable laws. The Arcturus Supplied Materials will be suitable for their intended use, uncontaminated, and not adulterated upon arrival at such facility.

4.2 Obligations of Thermo Fisher.

4.2.1 Each Thermo Fisher Affiliate to a PA acknowledges that it is in possession of all permits or licenses necessary to perform its obligations under this MSA and the PA.

4.2.2 Each Thermo Fisher Affiliate that executes a PA acknowledges that the Products shall be manufactured in accordance with the Performance Standards.

4.2.3 Each Thermo Fisher Affiliate that executes a PA acknowledges that Services will be performed using the standard of care [***]

4.2.4 Each Thermo Fisher Affiliate to a PA acknowledges that all personnel performing Services are qualified, trained, and capable of performing their assigned functions in a professional and workmanlike manner. Personnel assigned to work on an Arcturus PA shall receive -specific training related to the applicable Arcturus Project prior to performing their tasks.

4.2.5 Each Thermo Fisher Affiliate that executes a PA acknowledges that any deviations from approved instructions or internal procedures shall be documented, justified, and explained in accordance with this MSA, applicable PA, and the Quality Agreement.

5. Term and Termination

5.1. Master Agreement Initial Term and Auto Renewal. This MSA shall commence on the Effective Date and continue for an initial term of five (5) years, unless terminated sooner pursuant to Section 5.2, 5.3 or 5.4. At the end of such five years, if applicable, this MSA shall automatically renew for successive one-year periods (each, an “Extension”), unless either Party provides written notice of non-renewal at least ninety (90) days prior to the end of the then-current Term. The period from the Effective Date until this MSA either expires at the end

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Exhibit 10.39

of the initial term or any Extension or terminates during such initial term or any Extension under Section 5.3 or 5.4 is the “Term”.

5.2. Project Addendums. Each PA becomes effective and part of this MSA upon the effective date of the PA specified in the PA, or, if not so specified, the latest date the PA is executed and delivered by Arcturus and the Thermo Fisher Affiliate thereto (“PA Effective Date”). Each PA terminates as specified in the PA, or, if not so specified, when the Services under that PA all have been completed in accordance with all of the requirements of this MSA (the “PA Term”).

5.3. Termination for Insolvency. Either Party may terminate this MSA immediately upon written notice if the other Party becomes insolvent, makes an assignment for the benefit of creditors, files or has filed against it a petition in bankruptcy that is not dismissed within thirty (30) days, or ceases or threatens to cease conducting business in the ordinary course. Arcturus or the Thermo Fisher Affiliate to a PA may terminate the PA if the other party thereto becomes insolvent, makes an assignment for the benefit of creditors, files or has filed against it a petition in bankruptcy that is not dismissed within thirty (30) days, or ceases or threatens to cease conducting business in the ordinary course.

5.4. Termination for Breach. Either Party may terminate this MSA for material breach by the other Party, provided the breaching Party does not cure such material breach within thirty (30) days of receiving written notice of the breach or a time as mutually agreed by the Parties.

5.5. Effect of Termination of MSA. Termination or expiration of this MSA terminates the ability of any of the Parties or their respective Affiliates to enter into any new PA that has not become effective before such termination or expiration. Termination or expiration of this MSA shall not automatically terminate any active PA(s) or any of the terms of this MSA applicable thereto unless specified in the PA(s). Except as specified in any PA(s), the terms and conditions of this MSA shall continue to apply to all PA(s) still in effect at termination or expiration of this MSA.

5.6. Effects of Termination of a PA. If a PA expires or otherwise is terminated for any reason:

5.6.1. The Thermo Fisher Affiliate will:

5.6.1.1. [***].

5.6.1.2. [***].

5.6.2. Arcturus will:

5.6.2.1. [***].

5.6.2.2. [***].

5.6.2.3. [***].

5.6.2.4. [***].

6. Confidentiality

6.1. Confidential Information. For the purposes of this MSA, "Confidential Information" means [***].

6.2. Use. [***].

6.3. Disclosure. [***].

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Exhibit 10.39

6.4. Exceptions. [***].

6.5. Return of Information. [***].

6.6. Remedies. [***].

7. Data Privacy

7.1. Definitions. [***] .

7.2. Compliance. [***].

7.3. Patient Recruitment Services. [***].

7.4. Site Management Organization Services. [***].

7.5. CRO Services. [***].

7.6. Data Processing Obligations. [***].

7.7. Privacy and Security Incidents. [***].

7.8. Data Protection Requests. [***].

7.9. Processors and Data Transfers. [***].

8. Intellectual Property

8.1. Defined Terms:

“Arcturus Arising IP” means, [***].

“Arcturus Background IP” means [***].

“Intellectual Property Rights” or “IPR” means, collectively, [***].

“Know-How” means [***].

“Thermo Fisher Background IP” means [***].

“Thermo Fisher IP” means [***].

8.2. No License. Save for the licenses set forth in this Section 8, neither anything contained herein, nor the delivery of any information to a Party hereto, shall be deemed to grant the receiving Party any right or license under any patent or patent application or to any know-how, technology or invention of the disclosing Party.

8.3. Limited Services License. With respect to each PA, for its Project Term, Arcturus, on behalf of itself and its Affiliates, hereby grants to the Thermo Fisher Affiliate, a worldwide non-exclusive, fully paid-up, royalty-free, non-sublicensable (except as permitted under this MSA and/or PA) revocable license to Arcturus’ Background IP and Arcturus Arising IP that is reasonably necessary for such Thermo Fisher Affiliate to perform the Services solely for use in connection with the Services under such PA. Each such license terminates automatically at the end of the Project Term or termination of the applicable PA. Thermo Fisher shall not use Arcturus’s Background IP and Arcturus Arising IP for the benefit of any third party, for internal development purposes or to create derivative works.

8.4. Arcturus Property. Thermo Fisher, on behalf of itself and its Representatives, including the Thermo Fisher Affiliate entering into the PA, hereby assigns to Arcturus all of their respective rights, title and interest in any Arcturus Arising IP. Thermo Fisher shall and shall cause its Representatives to provide to Arcturus confirmatory assignments and execute other documents reasonably requested by Arcturus from time to time to further confirm, record or effectuate the intended IPR ownership consistent with this Section 8.

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Exhibit 10.39

8.5. Deliverable Use License. Unless otherwise agreed in a separate license agreement or PA, Thermo Fisher hereby grants to Arcturus a non-exclusive, worldwide, fully paid-up, royalty-free, irrevocable (except in the case of breach) license, including the right to sublicense, under any IPRs in Thermo Fisher IP that is incorporated into a deliverable under a PA to the extent required for Arcturus to use, sell, offer for sale, import, export, reproduce, distribute, make derivative works of or otherwise exploit or dispose of the deliverable or the products or services that are the subject of the PA (the “Deliverable Use License”). The Deliverable Use License does not apply to Thermo Fisher IP generally employed in the operation of any Thermo Fisher facility or equipment, including designs, specifications, and standard operating procedures. For Arcturus to manufacture product itself or via a third party using any Thermo Fisher IP, if Thermo Fisher IP is incorporated into deliverables, then Thermo Fisher may require a manufacturing license at an additional cost and/or with restrictions regarding such Thermo Fisher IP.

8.6. No Restriction. Arcturus acknowledges that nothing in this MSA or a PA will restrict Thermo Fisher from using any Thermo Fisher IP in performing Services for other clients or on its own behalf.

9. Indemnification

9.1. [***]. [***]

9.2. [***]. [***]

9.3. Indemnification Procedure. If a Claim occurs under Section 9.1 or 9.2 of this MSA, the indemnified Party will: (a) promptly notify the indemnifying Party in writing of the claim; (b) use commercially reasonable efforts to mitigate the effects of the Claim; (c) reasonably cooperate with the indemnifying Party in the defense of the claim; and (d) permit the indemnifying Party to control the defense, all at the indemnifying Party's cost and expense. Except where the indemnifying party agrees to a purely financial settlement with the relevant third-party claimant and a full waiver of any relevant claim against the indemnified party (and its relevant Affiliates), the indemnifying party may not settle the relevant claim without the approval of the indemnified party, which will not unreasonably withhold that approval.

10. [***]

10.1
[***].

11. Deficient Services

11.1. Deficient Services. Services shall be deemed deficient if such Services are not performed in accordance with the applicable Performance Standards and as a result are rendered unusable either in whole or in part (“Deficient Services”). [***].

11.2. Remedies. [***]

11.3. Notice Timing. If Arcturus does not claim Deficient Services on or before [***], the Services will be considered to have been accepted by Arcturus, and Arcturus waives its rights to claim Deficient Services. Nothing herein is intended to waive Arcturus’s right to claim Deficient Services for latent defects that are (i) [***]and (ii) claimed [***] (but not after the expiration date of the product).

12. Limitation of Liability

12.1. [***]. [***]

12.2 Limitation of Liability.

A. [***]

1. [***]. [***].[***].

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Exhibit 10.39

B. [***][***].[***]. \

12.3. Limitation of Liability [***].

13. Regulatory Inspections, Audits and Filings

13.1. Regulatory Inspections. Both Parties agree to notify the other Party of any regulatory inspections and filings directly related to the Services and in accordance with any applicable Quality Agreement. If an inspection of any facility of Arcturus or any of its Affiliates involves any activities conducted by Thermo Fisher or any of its Affiliates under this MSA, Thermo Fisher will (or will cause the applicable Thermo Fisher Affiliate) to assist upon request and at Arcturus’ expense as required by applicable laws and regulations.

13.2. Audits. [***].

13.3. Regulatory Documentation for Manufacturing. Thermo Fisher Affiliate will provide Arcturus Affiliate with a written request for the necessary documentation and the applicable deadline, the basis of the request and the specific risk to Thermo Fisher Affiliate’s regulatory standing. If Arcturus does not timely provide the Thermo Fisher Affiliate with documents related to and necessary for regulatory approval for manufacturing Services under a PA, and Thermo Fisher believes its, or the Thermo Fisher Affiliate’s regulatory standing may be at risk, the Thermo Fisher Affiliate can delay or postpone any regulatory inspection until it receives, reviews and approves the documents. Failure by Arcturus to meet this requirement will be considered a breach of this MSA.

14. Insurance. Each Party shall, at its own expense, procure and maintain and cause its respective Affiliates as applicable to procure and maintain, the insurance coverages set forth below with insurers authorized in the applicable jurisdiction and rated A- VII or better by A.M. Best (or the local equivalent), or otherwise reasonably acceptable to the other Party and counterparty to a PA. Required limits may be satisfied through any combination of primary and umbrella/excess liability policies. Each Party and its respective Affiliates as applicable shall maintain the required coverages for the duration of each Project Term and any post-termination period expressly required under Section 14.4.

14.1. Arcturus Insurance

14.1.1. Commercial general liability: [***] each occurrence/aggregate.

14.1.2. Products Liability / Products-Completed Operations (may be included within CGL or separate): [***] each occurrence/aggregate.

14.1.3. Clinical Trial Liability (may be included within Products Liability or separate): [***] each occurrence/aggregate.

14.1.4. Cyber (if applicable): If Arcturus, in connection with this Agreement, creates, receives, maintains, transmits, or otherwise processes Protected Health Information (“PHI”), Electronic Protected Health Information (“ePHI”), or Electronic Medical Records (“EMR”), then cyber/privacy liability insurance with limits not less than [***] each claim and in the aggregate, including privacy liability and network security liability coverage.

14.2. Thermo Fisher Insurance

14.2.1 Commercial General Liability: [***] each occurrence/aggregate.

14.2.2 Products Liability / Products-Completed Operations (may be included within CGL or separate): [***] each occurrence/aggregate.

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Exhibit 10.39

14.2.3 Workers’ Compensation (statutory) and Employers’ Liability: [***].

14.2.3 Errors & Omissions / Professional Liability covering CRO Services and CDMO manufacturing Services: [***] each claim/aggregate, retro date no later than start of Services.

14.2.4 Cyber insurance covering network security and privacy liability: [***].

14.3 Additional Insured; Primary/Non-Contributory; Waiver.

14.3.1 Where commercially available, Arcturus’ CGL and Products Liability/Clinical Trial Liability policies (and umbrella/excess policies, if used to satisfy the required limits) shall:

(a) include Thermo Fisher indemnitees as additional insureds for liability arising out of the Arcturus Party’s performance under this Agreement;
(b) if liabilities arising from acts or omissions under the agreement is owed, be primary and non-contributory over insurance available to Thermo Fisher Indemnitees;

(c) include a waiver of subrogation in favor of Thermo Fisher indemnitees (this waiver shall not extend to the negligence or willful misconduct of Thermo Fisher Indemnitees), and

(d) allow for separation of insureds. .

14.3.2 Where commercially available, Thermo Fisher’s CGL (and umbrella/excess policies, if used to satisfy the required limits) shall:

(a) include the Arcturus indemnitees as additional insureds for liability arising out of the Thermo Fisher’s performance under this Agreement;
(b) if liabilities arising from acts or omissions under the agreement is owed, be primary and non-contributory over insurance available to Arcturus Indemnitees;

(c) include a waiver of subrogation in favor of Arcturus indemnitees (this waiver shall not extend to the negligence or willful misconduct of Arcturus Indemnitees); and

(d) allow for separation of insureds.

14.4 Claims-Made Continuity.

Claims made insurance must be in effect for at least five (5) years after termination or expiry of this MSA and any applicable PA with a retroactive date on or prior to the start of Services. Alternatively, tail coverage may be purchased for the same period.

14.5 Evidence and Notice.

Each Party shall provide the other Party thirty (30) days prior written notice of insurance lapse or termination and, upon request, a certificate of insurance.

15. Records. During each Project Term, the Thermo Fisher Affiliate will maintain all paperwork, forms, documentation and all other data obtained or generated by the Thermo Fisher Affiliate and its Representatives in the course of providing the Services under the applicable PA (the “Records”). Unless otherwise agreed in a PA and except as required by applicable law, after the expiration or termination of the applicable PA, the continued retention of the Records is, as between the Thermo Fisher Affiliate and Arcturus to a PA, is Arcturus’ responsibility. Upon receipt of Arcturus’ payment obligations and at Arcturus’ risk, cost and expense, the Thermo Fisher Affiliate shall deliver a complete and correct copy of all of the Records (except for one archival copy) in electronic form to Arcturus via electronic delivery means as Arcturus may reasonably request within thirty (30) days after the end of the subject Project Term. In the event the Thermo Fisher Affiliate is unable to contact Arcturus to arrange for such delivery after reasonable attempts, the Thermo Fisher Affiliate will deliver the Records in accordance with the Notice provision of this MSA and in accordance with any regulatory retention requirements and follow its SOPs with respect to Record storage and disposition timelines.

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Exhibit 10.39

16. Destruction Services. If Arcturus requires destruction services for clinical trial ancillary and/or drug product ("CTADP"), the Thermo Fisher Affiliate will perform this service subject to the terms of this MSA and the applicable PA and provide Arcturus with a Certificate of Destruction. Arcturus must specifically identify the CTADP to be destroyed and provide an accurate characterization ("residual" or "hazardous”) of the CTADP (“Arcturus Characterization”). CTADP will not be considered waste until Arcturus has identified the specific CTADP to be destroyed. The Thermo Fisher Affiliate is not liable for any incorrect Arcturus Characterization, and destruction services will not be performed until the Arcturus Characterization has been received. For US-based waste disposal and transport, the Thermo Fisher Affiliate will obtain a temporary waste generator ID, and Arcturus will be the designated “primary generator” for all purposes under the law. If required under applicable law, both Thermo Fisher Affiliate and Arcturus will be "co-generators" with Arcturus as the “primary generator”.

17. Miscellaneous

17.1. Independent Contractor. Thermo Fisher and its Affiliates, on the one hand, and Arcturus, on the other hand, are independent contractors, and nothing in this MSA shall be construed to create a partnership, joint venture, agency, or similar relationship between them.

17.2. No Debarment/Felony. Thermo Fisher certifies that it and its Affiliates (i) has not been debarred and will not use any person it knows is debarred or suspended under 21 U.S.C. §335(a) and (ii) does not and will not employ any person convicted of a felony related to drug regulation under the United States Federal Food, Drug, and Cosmetic Act. In the event that any such entity or person becomes debarred, Thermo Fisher will notify Arcturus promptly in writing.

17.3. Publicity. Neither Party shall mention or otherwise use the name, insignia, symbol, trademark, trade name or logotype of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, promotional material or other form of publicity without the prior written approval of the other Party in each instance.

17.4. Force Majeure. Excluding any payment obligations, neither Party nor any of its Affiliates shall be liable for any failure or delay in performing its obligations under this MSA or any PA due to circumstances beyond its reasonable control, including but not limited to acts of God, war, riots, strikes or labor disturbances, lock outs, quarantines, communicable disease outbreaks, lack of or inability to obtain fuel, power or components, compliance with any order or regulation of any government entity and natural disasters.

17.5. Notices. Unless otherwise stated in a PA, all notices required or permitted under this MSA, or a PA shall be in writing and shall be deemed given when delivered via e-mail to legalnotices@thermofisher.com (for Thermo Fisher) and ContractNotices@arcturusrx.com (for Arcturus).

17.6. Governing Law. This MSA and any PA and the rights and obligations of the Parties hereunder and their respective Affiliates shall be governed by and construed in accordance with the laws of the state of Delaware without reference to its conflicts-of-laws provisions. The UN Convention on Contracts for the International Sale of Goods shall not apply to this MSA or any PA.

17.7. Dispute Resolution.

17.7.1. Negotiation. Upon receipt of written notice of a dispute arising out of this MSA or any PA, the Parties agree to use good faith efforts, including engagement of executive management as necessary, to resolve the dispute within thirty (30) days of a Party’s receipt of notice; provided, however, that either Party or its Affiliate may proceed to seek a temporary restraining order or preliminary or permanent injunctive relief for any alleged breach of Section 6 at any time in any court of competent jurisdiction.

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Exhibit 10.39

17.7.2. Arbitration. Subject to Section 17.7.1 of this MSA, any dispute under this MSA or a PA may be submitted to binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association and conducted in the state of Delaware before an independent single arbitrator. The arbitrator’s decision shall be final and binding and shall be enforceable by any court of competent jurisdiction. Arbitration expenses shall be borne by the parties to the dispute in proportion as to which each such party prevails or is defeated in arbitration. Each such Party shall bear the expenses of its counsel and other experts.

17.7.3 Disputes. If a technical dispute arises from any manufacturing Services, if not resolved pursuant to Section 17.7.1, either Party, by written request, may refer the dispute to an expert. Within ten (10) business days, the Parties will appoint a mutually agreed expert with relevant experience. The expert’s decision will be final and binding, except in cases of fraud, clear error, or conflict of interest. Each Party must promptly provide any requested information within five (5) business days. The Parties will cooperate to narrow the issues. Each Party will pay its own costs, and the expert’s costs will be shared equally unless otherwise agreed.

17.8. Severability. If any provision of this MSA or a PA is held to be invalid or unenforceable, the Parties intend and desire the remaining provisions to continue in full force and effect.

17.9. Waiver. Any term or condition of this MSA or a PA may be waived in writing by a Party or its Affiliate entitled to the benefit of such term or condition. Either Party’s or its Affiliate’s failure to enforce a term or condition of this MSA or a PA is not a waiver of any such rights thereafter. No waiver of any breach or default of this MSA or a PA shall be deemed a waiver of any subsequent breach or default.

17.10. Assignment, Third Party Vendors and Affiliate Subcontracting.

17.10.1. Assignments. Neither Party nor any of its Affiliates may assign its rights or obligations under this MSA or PA without the prior written consent of the other Party provided, however, that a Party hereto may assign this MSA or PA in its entirety (including all of its PAs) to a successor-in-interest to the Party’s business associated with the Services (in the case of Thermo Fisher) or the products that are the subject of the Services (in the case of Arcturus) without consent.

17.10.2. Third Party Vendor. In the event that Thermo Fisher subcontracts all or part of the Services under a PA to a Third Party Vendor, Thermo Fisher shall be responsible and retain primary liability for the performance of all obligations of Third Party Vendors (defined below). When used in this MSA, the term “Third Party Vendor” shall mean and refer to any third party selected, managed and contracted by a Thermo Fisher Affiliate and to whom the Thermo Fisher Affiliate has subcontracted or delegated the Thermo Fisher Affiliate’s obligation to perform any portion of the Services hereunder but shall exclude (a) any investigators and any investigative site personnel; (b) data and safety monitoring board members or data monitoring committee members; (c) any third parties that are not Affiliates of Thermo Fisher providing components, courier services, drug distribution, destruction, drug manufacturing, or supply services; and (d) any third-party vendor selected by Arcturus against Thermo Fisher’s recommendation. Prior to utilizing any Third Party Vendor to perform Services in connection with a PA, Thermo Fisher shall upon request of Arcturus, confirm and document that such Third Party Vendor has been appropriately audit qualified. Thermo Fisher shall provide Arcturus with a written summary of the Third Party Vendor’s qualifications upon request and shall promptly notify Arcturus of any material adverse findings directly related to the Services.

17.10.3. Fees and costs associated with Third Party Vendors shall be set forth in a PA, CNF, or COS and approved by Arcturus and signed by authorized representatives of both Parties. Thermo Fisher shall obtain Arcturus’ prior written approval before incurring any costs with a Third Party Vendor that are outside the approved budget, including change orders or scope modifications required for Services contracted to the Third Party Vendor.

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Exhibit 10.39

Thermo Fisher shall not apply a management or overhead fee to Third Party Vendor costs.

17.10.4. Contracts with any Third Party Vendor will, at a minimum, contain terms substantially similar to those in this MSA to the extent such terms are applicable to the Services to be performed by the Third Party Vendor with respect to compliance with law, Performance Standards, obligations of confidentiality and non-use of Arcturus Confidential Information, ownership and allocation of intellectual property rights and the results of the Services, recordkeeping and access to Records and indemnification obligations as applicable. Upon Arcturus’ request, Thermo Fisher shall provide Arcturus with a summary of the relevant provisions set forth above (subject to any applicable confidentiality restrictions), or Thermo Fisher shall obtain written confirmations from the Third Party Vendor that the foregoing requirements are satisfied.

17.10.5. In the event of a regulatory inspection of any Third Party Vendor that directly relates to the Services, Thermo Fisher shall promptly notify Arcturus (subject to any applicable confidentiality restrictions), and provide a summary of any inspection findings, observations, or correspondence directly relating to the PA.

17.10.6. Arcturus Requested Vendors. If Arcturus requests Thermo Fisher and Thermo Fisher agrees in the performance of the Services under a PA, to engage and contract with a specific vendor, service provider, or supplier and Arcturus has an already existing relationship or has evaluated and validated the vendor, such vendor would be deemed an “Arcturus Requested Vendor” for purposes of the MSA. Thermo Fisher would ensure that each Arcturus-Requested Vendor is audit qualified before contracting with the Arcturus Requested Vendor. Thermo Fisher will remain accountable and responsible for oversight, coordination, and integration of the Services performed by any Arcturus-Requested Vendor. Thermo shall implement the same level of accountability, oversight, performance monitoring, and quality management for Arcturus Requested Vendors as it applies to its own Third Party Vendors. Engaging an Arcturus Requested Vendor would not relieve Thermo Fisher of any obligation, responsibility, or liability under the MSA, or limit Arcturus’s rights or remedies.

17.10.7. Fees and costs associated with Arcturus Requested Vendors shall be set forth in a PA or CNF or COS. Thermo Fisher shall obtain Arcturus’ prior written approval before incurring any costs with an Arcturus Requested Vendor that are outside the approved budget, including change orders or scope modifications required for Services contracted to the Arcturus Requested Vendor. Thermo Fisher shall not apply a management or overhead fee to Arcturus Requested Vendor costs.

17.10.8. Affiliates. When used in this MSA, the term “Affiliate Subcontractor” shall mean and refer to any Affiliate of Thermo Fisher selected, managed and contracted by the Thermo Fisher Affiliate designated as the contracting entity in a PA with Arcturus and to whom the Thermo Fisher Affiliate has subcontracted or delegated the Thermo Fisher Affiliate’s obligation to perform any portion of the Services under such PA hereunder. If the Affiliate Subcontractor is providing Services but the costs of those Services are included within the unit costs for the Services activities in the applicable PA budget, such Subcontractor does not require Arcturus’ permission to provide Services. A Thermo Fisher Affiliate may subcontract or outsource any of the Services under a PA to an Affiliate Subcontractor without Arcturus’ prior written permission where the Affiliate Subcontractor’s Fees are in the budget of a PA, CNF or COS as a separate line item, such permission may be given by Arcturus’ execution of a PA, CNF or COS. For purposes of this Agreement, the engagement by Thermo Fisher of individual person as a contractor to perform Services under Thermo Fisher’s direct supervision and control shall not be deemed subcontracting or outsourcing unless expressly stated in a PA. In the event that a Thermo Fisher Affiliate subcontracts all or part of the Services under a PA to a Subcontractor, the Thermo Fisher Affiliate shall be responsible and retain primary liability for the performance of all obligations of Subcontractors.

17.11. Economic Sanctions, Trade Embargoes, Export Control. Each Party represents and warrants that (i) neither it, its directors, officers, nor any entity or individual owning 50% or more

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Exhibit 10.39

of the Party’s Company is subject to economic sanctions or trade embargoes; and (ii) each Party will not request the other Party to provide any services or supply products, technology, or services that would cause the other Party to violate economic sanctions or trade embargoes. Each Party will not request the other Party to export, re-export, distribute, or supply to: (a) any person or organization involved in the improper development or use of nuclear, chemical/biological weapons, missiles, or terrorist activities; or (b) any person or organization prohibited by the United States or any other government from receiving the subject product, technology, or services.

17.12. Counterparts and Electronic Signature. This MSA and any PA and any amendments may be executed in counterparts, by original or electronic (including “pdf”) signature, each of which shall be deemed an original.

17.13. Entire Agreement. This MSA constitutes the entire agreement between the Parties and their respective Affiliates and supersedes all prior agreements and understandings, whether written or oral, relating to the subject matter herein. In no event shall either Party’s standard terms and conditions incorporated by reference or otherwise in a purchase order, quotation or online terms be valid or binding for Services or products subject to this MSA. No amendment, change or modification to this MSA or any PA shall be effective unless in writing and executed by the applicable Thermo Fisher Affiliate and Arcturus Party thereto.

17.14. Survival. The expiration or termination of this MSA or any PA will not affect any rights or obligations that by their nature should or are specified herein to survive such expiration or termination.

IN WITNESS WHEREOF, the Parties hereto have entered into this MSA as of the Effective Date.

Thermo Fisher Scientific Inc. By: ___________________________ Name: Title: Date:	Arcturus Therapeutics, Inc. By: ___________________________ Name: Joe Payne Title: President and Chief Executive Officer Date: June 26, 2026

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Exhibit 10.39

Annex 1

CRO Services

[***]

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Exhibit 10.39

Annex 2

CDMO Services

[***]

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Exhibit 10.39

ANNEX 3

RISK-SHARING SIDE AGREEMENT

This Risk-Sharing Side Agreement("Side Agreement") is entered into as of June 26, 2026 (the “Effective Date”), by and between Arcturus Therapeutics, Inc., a Delaware corporation, having its principal office at 10285 Science Center Drive, San Diego, California 92121, (“Arcturus”), and Thermo Fisher Scientific, Inc.,a Delaware corporation, having its principal place of business at 168 Third Avenue, Waltham, Massachusetts 02451 (“Thermo Fisher”).

WHEREAS,this Side Agreement establishes the general business terms and framework governing the Parties’ collaboration pursuant to which Thermo Fisher will provide certain manufacturing services to Arcturus and in turn, Arcturus will engage the Pharmaceutical Product Development Affiliate of Thermo Fisher (“PPD”) for the conduct of its ARCT-032 Phase 3 Clinical Trial (defined below) and OLE clinical study. If the Clinical Trial is approved, Arcturus will grant to Thermo Fisher certain commercial exclusivity for commercial manufacturing for a certain term.

WHEREAS, this Side Agreement is subject to, and governed by, the Master Services Agreement between the Parties dated June 26, 2026 (the "MSA"), which is being executed concurrently herewith.

WHEREAS, the Parties further intend to enter into a commercial supply agreement at a later date for the commercial manufacture of the Clinical Product (as defined below in Section 1.4) following completion of the Clinical Trial.

Now, Therefore,in consideration of the foregoing premises and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1 DEFINITIONS

The Parties acknowledge that this Side Agreement includes definitions that may also appear in the MSA. To the extent a defined term appears in both the MSA and this Side Agreement, the definition set forth in this Side Agreement shall apply and be included in any applicable Project Addendum related to the Services set forth herein and provided that such definition is more specific or detailed.

1.1.
"Agreement Term" has the meaning set forth in Section 9.1.
1.2.
“Approval Date” means the date that Arcturus first receives Regulatory Approval in the United States.
1.3.
“Arcturus Materials” has the meaning set forth in Exhibit A-1.
1.4.
“Clinical Product” means [***].

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Exhibit 10.39

1.5.
“Clinical Trial” means the Phase 3 ARCT-032-02 clinical trial as described in the Protocol and shall include any clinical study (“Clinical Study or “Study”) conducted pursuant thereto.
1.6.
“Clinical Manufacturing Services” means the manufacture and supply of Clinical Product and related clinical supply services, including, as applicable, [***].
1.7.
“Commercial Manufacturing Services” means [***].
1.8.
“Commercial Product” means [***].
1.9.
“Commercial Supply Agreement” has the meaning set forth in Section 2.3.
1.10.
“Credit” has the meaning set forth in Section 8.2.
1.11.
“CRO Deadline” has the meaning set forth in Section 6.2.
1.12.
“CRO Match” has the meaning set forth in Section 3.2.
1.13.
“CRO Services” means all clinical research organization services provided by Thermo Fisher’s Affiliate PPD or PPD’s Affiliates in connection with the Phase 3 Clinical Trial and the OLE Study.

1.14.
“Deficient Services” has the meaning set forth in Section 6.9.4.
1.15.
“Engineering Run” means the technology transfer, process implementation, manufacture, packaging, labeling, testing, release support, stability activities, validation-related activities, storage, and supply of Clinical Product by Thermo Fisher for use in the Phase 3 Clinical Trial, OLE Studies, or other agreed clinical or development activities. Manufacturing Services may include, as applicable, the manufacture and supply of:

(i) Product;

(ii) placebo;

(iii) Product for OLE Studies; and

(iv) other agreed clinical trial materials, in each case as set forth in the applicable Project Addendum, Quality Agreement, or other written agreement between the Parties.

1.16.
“Excluded Services” has the meaning set forth in Section 6.4.
1.17.
[***].
1.18.
"Go Decision" means the written confirmation issued by Arcturus to Thermo Fisher that, based on data from the Phase 2 ARCT-032-02 Study and Arcturus’ internal review, Arcturus elects to advance the Product into the Phase 3 Clinical Trial and Arcturus delivery to Thermo Fisher of the completed Protocol for the Phase 3 Clinical Trial.

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Exhibit 10.39

1.19.
“Key Employees” has the meaning set forth in Section 6.9.1.
1.20.
“Key Performance Indicators or KPI’s” has the meaning set forth in Section 6.9.5.
1.21.
“Manufacturing Cap” has the meaning set forth in Section 3.1.
1.22.
“Manufacturing Run(s)” means each attempt by Thermo Fisher to Manufacture a Batch of Product in accordance with the Performance Standards.
1.23.
"Manufacturing Services" means the tech transfer, manufacture and supply of clinical product by Thermo Fisher for use in the Phase 3 Clinical Trial and includes testing, release, stability, validation related activities. and manufacture of (i) placebo, (ii) Product for OLE Studies.
1.24.
“MSA” means the Master Services Agreement between the Parties as set forth in the 2nd Recital.
1.25.
“Minimum Success Rate” has meaning set forth in Section 5.4.2 and for clarity, the calculation of which does not include any reprocessing or rework batches.
1.26.
"No-Go Decision" means the written confirmation issued by Arcturus that it elects not to advance the Product into Phase 3.
1.27.
“OLE Study” means the Open-Label Extension Study into which participants may be enrolled following completion of the Phase 3 Study.
1.28.
“PPD” means the Pharmaceutical Product Development Affiliate of Thermo Fisher.
1.29.
“PPQ” or “Process Performance Qualification” Means the manufacture of the validation batches identified in the applicable Project Addendum that are intended to qualify the Manufacturing process for commercial manufacture and to support applicable regulatory submissions and approvals.
1.30.
“Pre-Go Cap” has the meaning set forth in Section 4.1.
1.31.
"Pre-Go Services" means all manufacturing and related services performed by Thermo Fisher prior to and in anticipation of the Go Decision, as set forth in applicable Project Addendum under the MSA.
1.32.
“Product” means the pharmaceutical product ARCT-032 manufactured by Thermo Fisher pursuant to this Agreement, including the Clinical Product and Commercial Product.
1.33.
“Protocol” means the clinical study protocol for ARCT-032-03, as developed, approved, amended, supplemented, or otherwise modified by Arcturus from time to time.
1.34.
“Qualifying Services” has the meaning set forth in Section 6.3 and Exhibit B.
1.35.
“Raw Materials” means all ingredients, components, substances, intermediates, reagents, excipients, processing aids, consumables, and other materials as set forth

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Exhibit 10.39

in the Project Addendum that are required for the manufacture, processing, testing, packaging, labeling, storage, or release of the Product, other than Arcturus Materials.
1.36.
"Regulatory Approval" means BLA approval.
1.37.
"Regulatory Stop" means a formal clinical hold, termination order, or equivalent directive issued by a competent Regulatory Authority that permanently prohibits continuation of the Phase 3 Clinical Trial.
1.38.
“Services” means collectively, Clinical Manufacturing Services, CRO Services and Commercial Manufacturing Services, each as set forth in an executed Project Addendum.
1.39.
“Steering Committee” has the meaning set forth in Section 2.5.
1.40.
[***]
1.41.
“Term” has the meaning set forth in Section 9.1.

ARTICLE 2 RELATIONSHIP TO MSA AND TRANSACTION STRUCTURE

2.1 MSA Governs General Terms. This Side Agreement is subject to and incorporates the terms and conditions of the MSA. All Manufacturing Services and CRO Service engagements under or referenced in this Side Agreement shall be governed by the MSA with respect to general terms including, without limitation, confidentiality, intellectual property, indemnification, insurance, and dispute resolution, except as specifically modified herein. Any Manufacturing Services or CRO Services will be set forth in detail in one or more Project Addendums signed by both Parties and incorporated into the MSA. In the event of any conflict between the terms of this Side Agreement and the MSA, the terms of this Side Agreement shall control with respect to the subject matter herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the MSA or the Project Addendum.

2.2 Concurrent Execution. The MSA and this Side Agreement shall be executed concurrently as of the Effective Date. Neither agreement shall be effective without the other.

2.3 Commercial Supply Agreement. The Parties acknowledge and agree that a separate commercial supply agreement (the "Commercial Supply Agreement") will be required for the commercial manufacture of the Commercial Product following completion of the Clinical Trial. The Parties acknowledge that Thermo Fisher is undertaking activities under this Side Agreement, the MSA, and the applicable Project Addendum(s) in reliance on Arcturus’ commitment to enter into the Commercial Supply Agreement following completion of the Clinical Trial and Regulatory Approval. The Parties further acknowledge and agree that the commercial supply terms will be included in the Commercial Supply Agreement, along with such other terms and conditions as the Parties may agree. Preliminary commercial pricing for

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Exhibit 10.39

Commercial Product is attached hereto as Exhibit A-2including the Commercial Product pricing framework and other commercial terms set forth therein.

2.4 The Commercial Product pricing described in Section 2.3 does not include inflationary costs impacting the commercial Product pricing or actual manufacturing requirements known by the Parties as of the Effective Date. Accordingly, the Parties may negotiate in good faith an adjustment to the Product pricing set forth in Exhibit A-2up to [***] to reflect actual manufacturing requirements identified through PPQ. Notwithstanding the foregoing sentence, if the process or manufacturing requirements change significantly, or else the process length of time increases by [***], the price may increase by more than [***].[***]2.5 Governance. The Parties will establish a steering committee for each applicable Project Addendum, or for the overall relationship between the Parties if so agreed in writing, comprised of four representatives, with two representatives appointed by each Party, including at least one executive-level representative from each Party with sufficient decision-making authority to address material project, operational, commercial, or performance-related matters arising under the applicable Project Addendum, the MSA or this Side Agreement, as applicable (the “Steering Committee”). The Steering Committee will meet as mutually agreed by the parties, to review project status, performance, timelines, key risks, dependencies, and any other matters relating to the timely and proper performance of the CRO and/or CDMO Services.

The Parties will use the Steering Committee as the agreed escalation forum for issues that cannot be resolved through ordinary project governance or day-to-day operational discussions. Either Party may escalate any material project, operational, commercial, performance-related, or other disputed matter to the Steering Committee by providing written notice to the other party describing the issue, relevant background, proposed resolution, and any requested timing for resolution. The Steering Committee will meet within a mutually agreed period following such escalation and will work in good faith to resolve the matter promptly. If the Steering Committee is unable to resolve the matter within the agreed timeframe, the matter may be further escalated to senior executives of each Party with appropriate authority to resolve the issue.

ARTICLE 3 MANUFACTURING AND CLINICAL SERVICES MATCH

3.1 Scope of Manufacturing Services. Thermo Fisher agrees to provide Forty Million U.S. Dollars (USD $40,000,000) (the "Manufacturing Cap") of certain Clinical Manufacturing Services to Arcturus to be used in Arcturus’ Clinical Trial. For purposes of clarity, these Manufacturing Services [***] . Thermo Fisher's [***] shall not be deemed [***] of Arcturus, and Arcturus shall have no obligation to reimburse or repay such amounts except as expressly provided in this Side Agreement.

3.2 CRO Services Match. In consideration of the Manufacturing Services provided by Thermo Fisher [***], Arcturus agrees to engage Thermo Fisher’s affiliated contract research organization (“PPD”) to perform certain ARCT-032-03 Study CRO Services. Arcturus shall commit to spending up to Forty Million U.S. Dollars (USD $40,000,000) in Qualifying CRO Services (defined below) direct Fees (the “CRO Match”) to match the Manufacturing Cap. The Parties intend that the aggregate value of Qualifying CRO Services paid for by Arcturus under the CRO Match shall match, dollar-for-dollar, the aggregate value of qualifying Manufacturing Services provided by Thermo Fisher[***].

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Exhibit 10.39

3.3 Reconciliation. [***][***].

3.4 Additional Costs. [***].

ARTICLE 4 PRE-GO DECISION SERVICES AND RISK ALLOCATION

4.1 [***]

4.1.1.
No-Go Decision
1)
[***]:
2)
[***];
3)
[***]; and
4)
[***]; and

5)
[***].

4.1.2.
Go Decision

[***]

ARTICLE 5 MANUFACTURING SERVICES

5.1 Project Addendum. All Manufacturing Services, including Pre-Go Services, will be set forth in detail in one or more Manufacturing Project Addendum under the MSA.

5.2 Raw Materials. . [***]

5.3 Arcturus Materials. [***].

5.4 Manufacturing Cost Exceptions. [***].

5.4.1 Engineering Run(s) [***].

5.4.2 Thermo Fisher Manufacturing Success Rate. [***].

[***].

5.4.3 Exclusions. [***].

5.4.3 Equipment. [***].

5.5 Manufacturing Dependencies.

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Exhibit 10.39

5.5.1 Impact to CRO Services. Thermo Fisher acknowledges and agrees that the timely performance of the Manufacturing Services and delivery of Product are critical to Arcturus’ clinical development activities and that Arcturus is relying upon Thermo Fisher’s Manufacturing performance to satisfy obligations of PPD with respect to the CRO Project Addendum.

5.5.2 Thermo Fisher Manufacturing Failures or Delays. [***].

[***].

5.2.3 [***].

5.2.4 [***].

ARTICLE 6 PHASE 3 CRO SERVICES AND COST ALLOCATION

6.1 Clinical Trial Budget And Addendum. The Parties acknowledge and agree that the CRO Services contemplated by this Side Agreement shall be subject to the negotiation and execution of a CRO Project Addendum which will include without limitation, the scope of work, responsibilities of both Parties, timelines, Clinical Trial budget, and payment schedule for the CRO Services. The Parties shall negotiate the CRO Project Addendum in good faith and shall endeavor to finalize and execute the CRO Project Addendum within [***] of PPD’s receipt of each final Clinical Trial protocol synopsis provided by Arcturus and the Parties mutual agreement to the scope of services and budget (“CRO Deadline”) or such extended period as the Parties may agree in writing.

6.2 Failure To Agree To The CRO Project Addendum. If the Parties are unable to mutually agree upon and execute the CRO Project Addendums, including agreement to the applicable budget and responsibilities, by the CRO Deadline, either Party may provide written notice to the other Party identifying the open issues in reasonable detail. Promptly following such notice, the Parties’ project-level representatives shall meet and confer in good faith for a period of [***] to resolve the open issues.

If the project-level representatives are unable to resolve the open issues within such period, the matter shall be escalated to senior business and legal representatives of each Party with authority to resolve the dispute. Such senior representatives shall meet, either in person or by video conference, within [***] after escalation and shall negotiate in good faith for a period of at least [***], or such longer period as the Parties may agree in writing, to attempt to resolve the open issues and finalize the CRO Project Addendum(s).

[***]

6.3 [***]

6.4 CRO Excluded Services. The following categories of costs shall NOT count toward [***]

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Exhibit 10.39

6.4.1 Investigator fees and site payments (including investigator grants, site initiation fees, and per-patient/per-visit fees);

6.4.2 Pass-through expenses (including but not limited to travel, lodging, shipping, and expenses included as part of contracted budgets for PPD Affiliates, including but not limited to Affiliates such as [***];

6.4.3 Third-party vendor costs (including but not limited to independent data monitoring committees, adjudication committees, and specialty testing laboratories other than any Fees charged by PPD specialty labs as these Fees would count toward the CRO Match);

6.4.4 Services provided by [***] or from any business units acquired by Thermo Fisher after the Effective Date of the Side Agreement;

6.4.5 Regulatory filing fees and government charges; and

6.4.6 Such other cost categories as the Parties may mutually agree in writing from time to time, as documented in Exhibit B.

6.5 CRO Records. [***]

6.6 Conflict, Qualifying and Excluded Services. In the event of any inconsistency between this Annex 3, including Exhibit B, and the MSA regarding whether a cost category constitutes a Qualifying Service or an Excluded Service, Exhibit B of the Side Agreement shall control until the applicable Project Addendum has been fully executed by both Parties.

6.7 [***]

6.8 Change to Phase 3 Program. In the event of a material change to the Clinical Trial program design, scope, duration, or regulatory strategy, the Parties agree to revisit the applicable economic and operational assumptions in good faith to ensure continued alignment with the CDMO and CRO Services.

6.9 PPD Obligations

6.9.1 Performance Obligations

PPD shall use commercially reasonable efforts to perform all CRO Services in accordance with the Performance Standards as set forth in the MSA.

6.9.2 Key Employees.

Arcturus and PPD may agree to identify the project manager and/or project oversight contact and/or the clinical trial manager who are considered vital to the successful performance of the CRO Services and who will perform CRO Services under a Project Addendum (“Key Employees”), a list of whom shall be attached to the related Project Addendum. The parties may from time to time amend any list of Key Employees by written agreement (email sufficient). PPD agrees that, except for reasons that are not reasonably within PPD’s control (e.g., maternity leave, illness, disability, resignation, promotion,

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Exhibit 10.39

termination of employment or illness or death of a Key Employee), PPD shall not reallocate any Key Employee during the term of the applicable Project Addendum without Arcturus’ prior written consent. If a change of a Key Employee becomes necessary, PPD shall inform Arcturus as soon as practically and legally permissible. In the event a change in a Key Employees causes a disruption in the study, the Parties will work together in good faith to achieve a mutually agreeable solution. The Parties will work together in good faith to identify a replacement for the departing Key Employee and Arcturus shall be permitted to review the CV of the replacement personnel and approve such replacement personnel in advance, with such approval not to be delayed, conditioned, or unreasonably withheld. PPD also agrees that if a change of a Key Employee becomes necessary due to a Key Personnel’s unavailability or his or her inability to perform or meet reasonable standards of performance, the replacement personnel will be adequately trained by PPD (at PPD’s sole expense) on all aspects of the applicable Project Addendum and Study or Studies in advance of the reallocation. If Arcturus determines that any Key Personnel is not performing to reasonable standards of performance, Arcturus will notify PPD so that PPD may correct performance. If Arcturus requests to replace a Key Personnel for reasons other than such Key Personnel’s unavailability or his/her inability to perform or to meet reasonable standards of performance of CRO Services, Arcturus shall be responsible for all such reasonable costs and expenses in such change of the identified Key Personnel.

6.9.3 PPD Personnel.

PPD shall allocate a sufficient number of qualified and trained employees to the performance of CRO Services and shall use its best efforts to ensure that all Services are performed in compliance with the Performance Standards, the MSA and each Project Addendum. PPD shall not remove or transfer Key Employees or resources away from the performance of CRO Services under the relevant Project Addendum, except (a) in such cases where such changes are agreed with Arcturus in writing or (b) when necessary due to the death, maternity leave, illness, disability, resignation, termination or promotion of Key Employees or other reason not reasonably within PPD’s control which makes them unable to continue with their current responsibilities. If PPD removes or transfers Key Employees under this section PPD shall promptly replace the individual. In the event new Key Employee personnel are assigned to perform CRO Services under a Project Addendum, where reasonably practicable, they shall be adequately trained prior to assignment to the study, including, but not limited to, reviewing and familiarizing themselves with all study documents, study processes, and all information related to the CRO Services for them to perform their duties at PPD’s sole expense. If applicable, the replacement shall be adequately trained by PPD (at PPD’s sole expense) on all aspects of the applicable Project Addendum and Study or Studies in advance of the reallocation.

6.9.4 Deficient Performance of CRO Services

[***].

6.9.5 Performance Standards

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Exhibit 10.39

As part of the CRO Services set forth in the CRO Project Addendum, the Parties will mutually agree to key performance indicator milestones (“KPIs”) which Arcturus has determined and PPD has agreed are essential to the achievement of Arcturus’ achievement of its clinical development objectives. PPD will continuously monitor its performance against all KPIs set forth in the applicable CRO Services Project Addendum and promptly notify Arcturus of any actual or anticipated failure to meet any KPI set forth in the applicable Project Addendum. [***];

2)

[***].

[***]

The above will not be considered a material breach by PPD if any such failure or issue is directly caused by: (i) any act, omission or delay attributable to Arcturus or third party directed, selected or contracted by Arcturus’ (ii) a CNF(s) and/or applicable COS approved by Arcturus; or (iii) circumstances beyond PPD’s reasonable control including changes in regulations or laws, changes to standard of care, safety concerns, government rulings, force majeure event pursuant to the MSA.

ARTICLE 7 — CLINICAL TRIAL OUTCOMES AND EXCLUSIVITY

7.1 Phase 3 Failure.

7.1.1 If Arcturus concludes that the Clinical Trial fails to meet its primary endpoints or is otherwise deemed unsuccessful, or must be terminated as determined by the applicable Data Safety Monitoring Board (“Regulatory Stop”), then Arcturus will notify Thermo Fisher thereof and, notwithstanding anything to the contrary herein:

(a)
[***]:
(b)
[***]

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Exhibit 10.39

(c)
[***]; and
(d)
[***].

The Parties will reconcile the actual Manufacturing Services costs and Qualifying CRO Services Fees invoiced through the effective date of the Regulatory Stop. [***]

[***].

7.1.2 A Regulatory Stop shall not include a clinical hold that is subsequently lifted and from which the study resumes; in such case, the agreement shall remain in full force and effect.

7.2 Regulatory Approval and Exclusivity Grant. Upon Regulatory Approval following a successful Clinical Trial, Arcturus hereby grants to Thermo Fisher an exclusive right to manufacture the Product during the Exclusivity Period, on terms to be set forth in the definitive Commercial Supply Agreement to be negotiated in good faith by the Parties.

7.2.1 Conditions to Exclusivity. [***].

7.2.2.
Scope of Exclusivity. [***]Notwithstanding the foregoing, Arcturus may qualify and use an additional manufacturer for commercial supply of the Product solely to the extent Thermo Fisher is unable to provide the necessary commercial manufacturing capacity or supply required under the Commercial Supply Agreement. [***].

Arcturus may use an additional manufacturer only if, after completion of the notice and response process described above, Thermo Fisher is unable to provide a commercially reasonable plan to supply the applicable quantities within the required timeframe. Any such use shall be limited solely to the quantities and duration necessary to address Thermo Fisher’s inability to supply and shall not relieve Arcturus of its obligation to purchase all other commercial supply of the Product exclusively from Thermo Fisher. Arcturus shall not use any additional manufacturer for supply security, risk management, capacity expansion, commercial flexibility, cost reduction, convenience, or other business purposes if Thermo Fisher is able to provide the necessary manufacturing.

7.2.3 Exclusivity Period. The Exclusivity Period shall commence on the later date of the Go Decision or the effective date of the CRO Project Addendum and continue until the end of the Term (“Exclusive Period”). For the avoidance of doubt, earlier approval results in a longer exclusivity window, providing Thermo Fisher with enhanced commercial benefit for accelerated execution.

ARTICLE 8 [***]

8.1 [***]. [***].

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Exhibit 10.39

8.2 [***]. [***].

8.3 [***].

ARTICLE 9 TERM, TERMINATION

9.1 Term. This Side Agreement shall commence on the Effective Date and, unless terminated earlier as provided in Section 4.1.1, Section 6.2, or this Article 9, shall expire on the [***] anniversary of the Effective Date. [***]

9.2 Termination by Arcturus.

9.2.1 Arcturus may terminate this Side Agreement for cause immediately upon written notice to Thermo Fisher if Thermo Fisher:

(a)
[***];
(b)
becomes insolvent, makes an assignment for the benefit of creditors, or becomes subject to bankruptcy or receivership proceedings;
(c)
engages in fraud, willful misconduct, or gross negligence that materially and adversely affects Arcturus; or
(d)
[***].

9.2.2.
If Arcturus terminates this Side Agreement pursuant to Section 9.2.1:
(a)
[***];
(b)
[***];
(c)
[***].
9.3.
Termination by Thermo Fisher.

9.3.1 Thermo Fisher may terminate this Side Agreement upon written notice to Arcturus if Arcturus:

(a)
materially breaches this Side Agreement or the MSA and fails to cure such breach within [***]of written notice;
(b)
becomes insolvent, makes a general assignment for the benefit of creditors, or is subject to bankruptcy or receivership proceedings; or
(c)
engages in fraud or willful misconduct that materially and adversely affects Thermo Fisher.

9.3.2 Upon termination of this Side Agreement by Thermo Fisher pursuant to Section 9.3.1 and in addition to Arcturus’ payment obligations upon termination pursuant to Section 5.6.2 of the MSA:

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Exhibit 10.39

(a)
[***];
(b)
[***],
(c)
[***]; and
(d)
[***].

9.4.
Effect of Termination; Accrued Rights; Survival.

9.4.1 Termination of this Side Agreement as permitted herein shall not entitle either Party to recover lost profits or anticipated revenues.

9.4.2 The expiration or termination of this Side Agreement for any reason shall not release either Party from any liability or obligation that, at the time of such expiration or termination, has already accrued to the other Party or that is attributable to a period prior to such expiration or termination, nor will expiration or any termination of this Side Agreement preclude either Party from pursuing all rights and remedies it may have under this Side Agreement, or at law or in equity, with respect to breach of this Side Agreement.

9.4.3 In the event of expiration or any termination of this Side Agreement, the following provisions of this Side Agreement shall survive such expiration or termination in accordance with their respective terms and conditions: Article 1 (Definitions), Sections 2.3 and 2.4 (Commercial Supply Agreement), Section 3.4 (Additional Costs), Section 6.9 (PPD Obligations), Article 12 (Survival), Article 13 (Dispute Resolution), Article 14 (General Provision) and Exhibit A-2 (Commercial Pricing).

ARTICLE 10 [***]

10.1 [***]. [***].

10.2 Omitted.

10.3 Pricing Parameters. [***]

10.4 [***]. [***].

In the event Arcturus requests additional Services or materials not included in the scope of Exhibits A-1 and A-2, Thermo Fisher shall provide Arcturus with pricing for such additional Services or materials that are (i) consistent with and proportionate to the pricing, rates and fee structures reflected in Exhibits A-1 and A-2, such that the pricing for any additional Services or materials is derived from and aligned with Exhibits A-1 and A-2 pricing to the greatest extent practicable given the nature of the additional scope

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156139\V-3

Exhibit 10.39

ARTICLE 11 Asset sale/ change of control

11.1 Change of Control; Transfer of Program. Arcturus may assign this Side Agreement, the MSA and any related Project Addendum without Thermo Fisher’s consent, in connection with:

11.1.1.
a merger, acquisition, consolidation, reorganization, or Change of Control of Arcturus; or
11.1.2.
[***],
11.1.3.
[***],
11.1.4.
[***].
11.1.5.
If the Assignee wishes to terminate this Side Agreement and the MSA and any related Project Addendum, Arcturus will pay Thermo Fisher a fee of [***] or such other amount as the Parties may agree in an executed Amendment. The Parties shall endeavor to review and amend the foregoing amount on or before the execution of the Commercial Supply Agreement.

11.2 No Further Liability. Following such assignment or payment of the fee set forth in 10.1.5, Arcturus shall have no further liability for obligations accruing after the effective date of assignment or payment of the fee, except for obligations accrued prior thereto.

ARTICLE 12 SURVIVAL

The following provisions shall survive any termination or expiration of this Side Agreement: [***].

13. ARTICLE 13 DISPUTE RESOLUTION

13.1 Negotiation. Upon receipt of written notice of a dispute arising out of this Side Agreement, the Parties agree to use good faith efforts, including engagement of executive management as necessary, to resolve the dispute within thirty (30) days of a Party’s receipt of notice.

13.2 Arbitration. Any dispute under this Side Agreement may be submitted to binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association and conducted in the state of Delaware before an independent single arbitrator. The arbitrator’s decision shall be final and binding and shall be enforceable by any court of competent jurisdiction. Arbitration expenses shall be borne by the Parties to the dispute in proportion as to which each such party prevails or is defeated in arbitration. Each such Party shall bear the expenses of its counsel and other experts.

ARTICLE 14 GENERAL PROVISIONS

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Exhibit 10.39

14.1 Entire Agreement. This Side Agreement, together with the MSA and all applicable Project Addendum, constitutes an entire agreement between the parties with respect to its subject matter and supersedes all prior negotiations, representations, or agreements.

14.2 Amendments. No amendment to this Side Agreement shall be effective unless in writing and signed by authorized representatives of both Parties.

14.3 Governing Law. This Side Agreement and the rights and obligations of the Parties hereunder and their respective Affiliates shall be governed by and construed in accordance with the laws of the state of Delaware without reference to its conflicts-of-laws provisions. The UN Convention on Contracts for the International Sale of Goods shall not apply to this Side Agreement.

14.4 Notices. All notices shall be in writing and delivered by overnight courier or email with confirmation of receipt to the addresses set forth in the MSA.

14.5 Counterparts. This Side Agreement may be executed in counterparts, including by electronic signature, each of which shall be deemed an original.

[Signature page follows]

In Witness Whereof, the Parties have, by duly authorized persons, executed this Side Agreement as of the Effective Date.

Arcturus Therapeutics, Inc.	thermo fisher scientific, inc.
By: ___________________________ Name: Joe Payne Title: President and Chief Executive Officer Date: June 26, 2026 [***]	By: Name: Title: Date:
Address: Arcturus Therapeutics, Inc. 10285 Science Center Drive San Diego, CA 92121 Attention: [***] Email: [***]	Address: Thermo Fisher Scientific, Inc. 168 Third Avenue Waltham, Massachusetts 02451 Attention: [***] Email: [***]

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Exhibit 10.39

exhibit A

A-1

Arcturus Materials

[***]

Clinical Manufacturing Pricing

CMC BLA Readiness Package Pricing (Tech Transfer, CTM and OLE)
Service	Scope	Estimate total cost, including Pass-Through Cost and applicable Handing Fee	Notes/Options
Technology Transfer	[***]	[***]	[***]
Placebo Manufacturing	[***]	[***]
Clinical Manufacturing	[***]	[***]
PC/PPQ	[***]	[***]	[***]
OLE Manufacturing	[***]	[***]
Grand Total		[***]

A-2 Commercial Pricing and Terms

The terms set out in this Exhibit A-2 apply to the Manufacture and supply to Arcturus of the Product and are binding upon the Parties. The pricing parameters and methodologies set forth in this Exhibit A-2 shall survive and remain in full force and effect notwithstanding execution of the Commercial Supply Agreement and Commercial Supply Quality Agreement, and shall not be superseded, amended, or modified thereby. In the event of any inconsistency between this Exhibit A-2 and the Commercial Supply Agreement with respect to pricing, the terms of this Exhibit A-2 shall prevail.

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Exhibit 10.39

[***]

Post-Validation Runs. [***]

Estimated Commercial Batch Pricing

Service	Cost
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	[***]

Exhibit B

Qualifying CRO Services and Excluded CRO Services

Qualifying/Excluded CRO Services

Services (labor fees) for the following are considered Qualifying Services. However, for the [***] Services or [***] Products, [***] are considered Qualifying Services and any [***] are considered Excluded Services.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

DOCPROPERTY "CUS_DocIDChunk0" US_ACTIVE\138156139\V-3

Exhibit 10.39

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

[***]

Examples: [***]

•
•
•
•

ANNEX 4

FUTURE COMMITMENTS

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